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                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================

Distribution Date:  December 27, 1999

(i)     Amount of principal being paid or distributed:

        (a)   Certificates       (1)          $0.00
                                    ------------------------
                                 (2) $             , per $1,000 original principal amount of the Certificates)
                                    ------------------------


(ii)    Amount of interest being paid or distributed on:

        (a)   Certificates       (1)   $548,053.19          6.2662500%    (Based on 3-Month LIBOR)
                                     ---------------       -------------
                                 (2)   $ 0.0000158 , per $1,000 original principal amount of the Certificates)
                                     --------------

        (b)   (1) 3 Mo. Libor for the reporting period from the previous Distribution Date was:  5.2637500%
              (2) The Student Loan Rate was:   Not Applicable
                                              ---------------


(iii) Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

        (a)  Distributed:    (1)   $0.00
                                 -----------------
                             (2)   $          -    , per $1,000 original principal amount of the Certificates)
                                 -----------------
        (b)  Balance:        (1)   $          -
                                 -----------------
                             (2)   $          -    , per $1,000 original principal amount of the Certificates)
                                 -----------------

(iv)    Pool Balance at end of related Collection Period:   $726,284,931.41
                                                          -------------------

(v)     After giving effect to distributions on this Distribution Date:

        (a)  (1)   Certificate Balance:     $34,600,000.00
                                            ----------------
             (2)   Certificate Pool Factor:     1.00000000
                                            ----------------


(vi)    (a)  (1)   Amount of Servicing Fee for  related Collection Period:    $792,532.12
                                                                           ----------------
             (2)   $ 22.9055526  , per $1,000 original principal amount of the Notes.
                  ---------------
        (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
             (1)  Distributed:     $0.00
                                -------------
                                $          -  , per $1,000 original principal amount of the Certificates)
                                -------------
             (2)  Balance:         $0.00
                                -------------
                                $          -  , per $1,000 original principal amount of the Certificates)
                                -------------
        (c)  Amount of Administration Fee for related Collection Period:   $3,000.00
                                                                          -----------
                          $ 0.0867052 , per $1,000 original principal amount of the Certificates)
                          ------------

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
(vii)   (a)   Aggregate amount of Realized Losses (if any) for the related Collection Period  ($2,262.93)
                                                                                              -------------
        (b)   Delinquent Contracts              # Disb.             %               $ Amount          %
                                                -------            ---               --------        ---

              30-60 Days Delinquent              1,409            2.09%            $ 16,759,227      3.32%
              61-90 Days Delinquent                873            1.29%            $  9,995,977      1.98%
              91-120 Days Delinquent               502            0.74%            $  5,322,437      1.06%
              More than 120 Days Delinquent        539            0.80%            $  5,873,460      1.16%
              Claims Filed Awaiting Payment        612            0.91%            $  5,816,711      1.15%
                                                   ---            ----             ------------      ----
                         TOTAL                   3,935            5.83%            $ 43,767,813      8.68%

(viii)  Amount in the Reserve Account:    $2,287,632.33
                                         ---------------

(ix)    Amount in the Prefunding Account: $24,692.39
                                          --------------

(x)     Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent
        Funding Period to be distributed as a payment of principal in respect of Notes:   $0.00
                                                                                       -----------

(xi)    Amount in the Other Additional Prefunding Account at the end of the
        Subsequent Funding Period to be distributed as a payment of principal
        in respect of Notes:                                                              $0.00
                                                                                      ------------

(xii)   (a)  Cumulative TERI Claims Ration as of Distribution Date      2.06%
                                                                   ---------------
        (b)  TERI Trigger Event has not occured.



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